                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    August 25, 2005
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                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                                        333-119328-06                   82-0569805
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(State or Other Jurisdiction                     (Commission                    (IRS Employer
of Incorporation)                                File Number)                    Identification No.)

745 Seventh Avenue, New York, New York                                             10019
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(Address of Principal Executive Offices)                                         (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
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                                            N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                Explanatory Note
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         Structured Asset Securities Corporation II is filing this amendment on
October 13, 2005 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 2, 2005, to make certain miscellaneous and typographical corrections to the Pooling and Servicing Agreement.

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On August 25, 2005, a pooling and servicing agreement dated as of
August 11, 2005 (the "Pooling and Servicing Agreement"), was entered into by and among Structured Asset Securities Corporation II as depositor (the
"Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent, for the purpose of issuing a single series of certificates, entitled
LB-UBS Commercial Mortgage Trust 2005-C5, Commercial Mortgage Pass-Through
Certificates, Series 2005-C5 (the "Certificates"). The Pooling and Servicing
Agreement is attached as Exhibit 4.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c)  Exhibits:
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Exhibit No.       Description

4.1               Pooling and Servicing  Agreement  dated as of August 11, 2005 among Structured Asset Securities Corporation II as depositor,
                  Wachovia Bank, National Association as master servicer, LNR
                  Partners, Inc. as special servicer, LaSalle Bank National
                  Association as trustee and ABN AMRO Bank N.V.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 13, 2005

                                         STRUCTURED ASSET SECURITIES
                                         CORPORATION II

                                           By:  /s/ David Nass
                                                --------------------------------
                                                Name: David Nass
                                                Title:   Senior Vice President

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                                  EXHIBIT INDEX
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                   The following exhibits are filed herewith:

Exhibit No.
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4.1               Pooling and Servicing  Agreement  dated as of August 11, 2005 among Structured Asset Securities Corporation II as depositor,
                  Wachovia Bank, National Association as master servicer, LNR
                  Partners, Inc. as special servicer, LaSalle Bank National
                  Association as trustee and ABN AMRO Bank N.V.

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